UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	YRCW	The NASDAQ Stock Market LLC

Item 8.01. Other Events.

As previously disclosed, on March 21, 2019, YRC Worldwide Inc. (“YRC Worldwide”) operating companies YRC Inc., USF Holland LLC and New Penn Motor Express LLC (collectively, the “Companies”) and Teamsters National Freight Industry Negotiating Committee (“TNFINC”), the negotiating arm of the International Brotherhood of Teamsters (“IBT”), on behalf of itself and the Teamster Local Unions representing employees covered by the National Master Freight Agreement (“NMFA”), reached a tentative agreement in principle for a new collective bargaining agreement (the “New NMFA”), subject to ratification by the Companies’ union employees (the “Union Employees”).

On May 3, 2019, YRC Worldwide was notified that the Union Employees ratified the New NMFA. YRC Worldwide was also notified that while the Union Employees ratified 25 of the 26 applicable supplemental agreements to the New NMFA that were subject to a ratification vote simultaneously with the New NMFA, the Union Employees declined to ratify one applicable supplemental agreement. The supplemental agreement covers localized operational and work rule type items, and does not supersede the New NMFA and its terms. As a result, YRC Worldwide does not anticipate that any further negotiations regarding the one remaining supplemental agreement will affect the financial terms of the New NMFA. In accordance with the IBT’s ratification procedures, however, the approved New NMFA and supplemental agreements will not take effect until issues pertaining to that supplemental agreement are resolved. The Companies’ current NMFA and related supplemental agreements expire on May 31, 2019.

The Companies have begun discussions with TNFINC concerning the one supplemental agreement that the applicable Union Employees declined to ratify. A copy of a press release providing an update on this development is furnished as an exhibit to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated May 6, 2019

Forward-Looking Statements

This Current Report on Form 8-K and the attached press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “will,” “would,” “anticipate,” “expect,” “believe,” “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are inherently uncertain and are subject to significant business, economic, competitive, regulatory and other risks, uncertainties and contingencies, known and unknown, many of which are beyond the Company’s control. It is important to note that the results of future discussions and negotiations with the IBT and the process to address the supplemental agreement that was not ratified on May 3, 2019, as well as the outcome thereof, may be subject to a number of factors, including (among others) those risk factors that are from time to time included in the Company’s reports filed with the SEC, including the Company’s reports on Forms 10-K and 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

By:	/s/ Brianne L. Simoneau
Brianne L. Simoneau
Vice President and Controller

Date: May 6, 2019